UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-41459	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, the Board of Directors of Silgan Holdings Inc. (the “Company”) approved a new Second Amended and Restated 2004 Stock Incentive Plan (the “Second Amended and Restated Plan”) to enable the Company to continue to provide equity-based compensation to its key employees and non-employee members of its Board of Directors. The Second Amended and Restated Plan was approved by the Board of Directors of the Company to replace the Amended and Restated 2004 Stock Incentive Plan, as amended (the “Prior Plan”), which had expired pursuant to its terms on December 31, 2022. In accordance with New York Stock Exchange Listing Rules, the Second Amended and Restated Plan is subject to approval by the Company’s stockholders at the annual meeting of stockholders of the Company to be held in 2023 (the “2023 Annual Meeting”). The terms of the Second Amended and Restated Plan are substantially similar to the terms of the Prior Plan, with the number of shares of common stock of the Company available for issuance under the Second Amended and Restated Plan being the same number of shares of common stock of the Company that were available for issuance under the Prior Plan upon its expiration on December 31, 2022. On March 23, 2023, the Compensation Committee of the Board of Directors of the Company rescinded certain awards to named executive officers of the Company that were approved by it on February 22, 2023 under the Prior Plan with a grant date of March 1, 2023 because the Prior Plan had expired by its terms before the approval of such awards.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Executive Vice President, General
Counsel and Secretary

Date: March 24, 2023

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